UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _____________________________________________________
FORM 8-K/A
(Amendment No. 1)
 _____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 27, 2022 (August 11, 2022)
  _____________________________________________________
 CHOICE HOTELS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400,
Rockville,	Maryland	20850
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (301) 592-5000
Not Applicable
(Former name or former address, if changed since last report)
  _____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On August 11, 2022, Choice Hotels International, Inc. (“the Company”) filed a Current Report on Form 8-K (“the Original Report”) with the Securities and Exchange Commission announcing the acquisition of (1) all of the issued and outstanding shares of Radisson Hospitality, Inc. (“Radisson Americas”) and (2) certain trademarks held by Radisson Hospitality Belgium BV/SRL (“Radisson Belgium”) covering (i) the United States of America and its territories, namely Guam, American Samoa, Northern Mariana Islands, Puerto Rico and the U.S. Virgin Islands; (ii) all countries located on the continents of North America and South America; and (iii) all countries and territories located on the Caribbean Sea (the “Transaction”), pursuant to a Share Sale and Purchase Agreement, dated as of June 12, 2022, by and among the Company, Radisson Holdings Inc. (the “Seller”), Radisson Americas, Aplite Holdings AB and Radisson Belgium (the “Purchase Agreement”). The consideration paid at closing, was approximately $673,155,000, reflecting adjustments relating to disclosed leakage, including reductions for transaction expenses payable by Radisson Americas.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 12, 2022.

This Current Report on Form 8-K/A (the “Amendment”) amends the Original Report to provide the historical combined financial information of Radisson and the unaudited pro forma condensed combined financial information of the Company, as required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, which were excluded from the Original Report. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.
(a)Financial Statements of Businesses Acquired.

(i)The historical audited combined financial statements of Radisson, as of and for the years ended December 31, 2021 and 2020, together with the notes thereto and the independent certified public accountant's report thereon, are filed as exhibit 99.1 to this Amendment and incorporated by reference herein.

(ii)The historical interim condensed combined unaudited financial statements of Radisson, as of and for the three months ended March 31, 2022 and 2021, together with the notes thereto, are filed as exhibit 99.2 to this Amendment and incorporated by reference herein.

(b)Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information related to the Transaction is attached as Exhibit 99.3 to this Amendment and incorporated by reference herein:

(i)Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2022 and Unaudited Pro Forma Condensed Combined Statements of Income for the three-month period ended March 31, 2022 and the fiscal year ended December 31, 2021.

(c) Exhibits.

Exhibit #	Description
23.1*	Consent of PricewaterhouseCoopers LLP

99.1*	Historical audited combined financial statements of Radisson, as of and for the years ended December 31, 2021 and 2020, and the report of PricewaterhouseCoopers LLP, independent auditors

99.2*	Historical interim condensed combined unaudited financial statements of Radisson, as of and for the three months ended March 31, 2022 and 2021

99.3*
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2022 and Unaudited Pro Forma Condensed Combined Statements of Income for the three-month period ended March 31, 2022 and the fiscal year ended December 31, 2021

* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 27, 2022	/s/ Dominic E. Dragisich
Dominic E. Dragisich
Chief Financial Officer